Exhibit 10.1

AMENDMENT NO. 1 TO STOCK EXCHANGE AGREEMENT

THIS AMENDMENT (the "Amendment") is made and entered into this 28th day of April, 2016, by and among Amazing Energy Oil and Gas, Co., a Nevada corporation (hereinafter referred to as the "Company") and Gulf South Holding, Inc., a Delaware corporation (hereinafter referred to as the "Seller") Gulf South Securities, Inc., a Delaware corporation (hereinafter referred to as "GSSI"); Jed Miesner, individually, and on behalf of Petro Pro Ltd., JLM Strategic Investments, LP, and Jed and Lesa Miesner, husband and wife (hereinafter referred to as "Miesner"); and Bories Capital, LLC (hereinafter referred to as "Bories"), on the following terms:

A.	Whereas the parties entered into a Stock Exchange Agreement dated April 15, 2016, (the "Agreement") a copy of which is incorporated herein by reference as though set forth in full; and,

B.	Whereas the Agreement provided that Closing would occur no later than April 24, 2016; and,

C.	Whereas the parties desire to extend the Closing to May 2, 2016.

Amendment

NOW THEREFORE, Section 1.05(a) of the Agreement is hereby amended to read as follows:

The exchange of the foregoing securities will take place at a closing (the "Closing"), to be held at such date, time and place at the Law Office of Conrad C. Lysiak, P.S. as determined by the Seller and the Company but in no event later than May 2, 2016.

All other provisions of the Agreement remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the corporate parties hereto have caused this Amendment No. 1 to be executed by their respective officers, hereunto duly authorized, as of the date first above written.

COMPANY

AMAZING ENERGY OIL AND GAS, CO.

BY:	JED MIESNER
Jed Miesner, President

SELLER

GULF SOUTH HOLDING, INC.

BY:	ART SELIGMAN
Art Seligman, President

GSSI

GULF SOUTH SECURITIES, INC.

BY:	TIMOTHY J. FLANAGAN
Timothy J. Flanagan, President

MIESNER

JED MIESNER
Jed Miesner, individually

BORIES

BORIES CAPITAL, LLC.

BY:	ROBERT A. BORIES
Robert A. Bories, Managing Member

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